Rule 497(e)
                                                            File No. 33-82610

                          Maxim Series Account
                           Maximum Value Plan
                                   of
              Great-West Life & Annuity Insurance Company

                 Supplement effective July 26, 1999 to
                                                 the May 1, 1999 Prospectus


On Page 11of the prospectus, please delete the disclosures regarding the Maxim Value Index Portfolio and Maxim Growth Index Portfolio and replace with the following:

o Maxim Value Index Portfolio seeks to provide investment results, before fees, that track the total return of the common stocks that comprise the S&P/Barra Value Index.1

o Maxim Growth Index Portfolio seeks to provide investment results, before fees, that track the total return of the common stocks that comprise the S&P/Barra Growth Index.1


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1  Standard  & Poor's  and  Barra  are not  sponsors  of,  or in any  other  way affiliated with, the Maxim Growth Index and Maxim Value Index Portfolios or Maxim Series Fund.